IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

iShares®

iShares Trust

Supplement dated September 18, 2020 (the “Supplement”)

to the Summary Prospectus, Prospectus, and

Statement of Additional Information (the “SAI”), each

dated December 30, 2019 (as revised August 17, 2020),

for the iShares MSCI Philippines ETF (EPHE) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and the SAI for the Fund.

The following changes will take effect for the Fund on or around December 1, 2020:

Current Underlying Index	New Underlying Index

MSCI Philippines Investable Market Index (IMI)	MSCI Philippines IMI 25/50 Index

Change in the Fund’s “Principal Investment Strategies”

The first paragraph of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Fund seeks to track the investment results of the MSCI Philippines IMI 25/50 Index (the “Underlying Index”), which is a free float-adjusted market capitalization weighted index designed to measure the performance of the Philippine equity markets. A capping methodology is applied that limits the weight of any single “group entity,” or constituents that MSCI, Inc. as the index provider determines have a control relationship, to a maximum of 25% of the Underlying Index. Additionally, the sum of the group entities that individually constitute more than 5% of the weight of the Underlying Index cannot exceed a maximum of 50% of the weight of the Underlying Index in the aggregate. The Underlying Index includes large-, mid- and small capitalization companies and may change over time. As of July 31, 2020, a significant portion of the Underlying Index is represented by securities of companies in the capital goods, industrials and real estate industries or sectors.

Change in the Fund’s “Construction and Maintenance of the Underlying Indexes”

The section of the SAI entitled “MSCI Philippines Investable Market Index (IMI)” on page 37 is deleted in its entirety and is replaced by the following new section entitled “MSCI Philippines IMI 25/50 Index”:

MSCI Philippines IMI 25/50 Index

Number of components: approximately 38

Index Description. The MSCI Philippines IMI 25/50 Index is a free float-adjusted market capitalization-weighted index primarily designed to measure the performance of equity securities in the approximately top 99% by market capitalization of equity securities listed on stock exchanges in the Philippines. A capping methodology is applied so that no single issuer exceeds 25% of the index’s weight, and all issuers with a weight above 5% do not cumulatively exceed 50% of the index’s weight.

Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. MSCI uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating the net dividends. The regular cash dividend is reinvested after deduction of withholding tax by applying the maximum rate of the company’s country of incorporation applicable to institutional investors. Net dividends means dividends after taxes withheld at the rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Such withholding rates may differ from those applicable to U.S. residents.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-EPHE-0920

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE